Exhibit 10.10
                                                                   -------------


           Amendment No. 1 to MR3 Systems Metals Extraction Agreement
                    Dated December 13, 2002 (the "Agreement")
                                     between
                            MR3 Systems, Inc. ("MR3")
                                       and
                            Raymond L. Looper ("RLL")


Effective this 6th day of May, 2003, MR3 and RLL hereby agree to amend certain Sections of the Agreement, as follows:

         1. Exhibit A shall be amended to include 20 additional claims to be filed by RLL on or before May 15, 2003; and

         2.       Section 3.1(e) is amended to read as follows:

                           "(e) reach a processing rate of 300 tons of Source Material per day within 60 days of the date of commencement of processing Source Material under Section 3.3(e) below"; and

         3. The date for the completion of testing under Section 8.2 shall be September 1, 2003.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed on the date first written above by their duly authorized representatives.

MR3 Systems, Inc.



By: /s/ RANDALL S. REIS
    ------------------------------
    Randall S. Reis
    Chairman and CEO



Raymond L. Looper



By: /s/ RAYMOND L. LOOPER
    ------------------------------
    Raymond L. Looper